Exhibit 99.2

Chimerix Corporate Presentation

2 2 Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Forward - looking statements include those relating to, among other things: the timing of initiation, progress and completion of ONC201 Phase 3 clinical development; the timing and results of FDA meetings; the probability of success of our ONC201 development program, and Chimerix’s financial strength. Among the factors and risks that could cause actual results to differ materially from those indicated in the forward - looking statements are risks associated with the sale of TEMBEXA to Emergent; the anticipated benefits of the sale of TEMBEXA may not be realized; the anticipated benefits of the acquisition of Oncoceutics may not be realized; risks that Chimerix’s reliance on a sole source third - party manufacturer for drug supply; risks that ongoing or future trials may not be successful or replicate previous trial results; results from historical studies may not be predictive of real - world results or of results in subsequent trials; risks that the benefits from our planned workforce reduction may not be realized; risks and uncertainties relating to competitive products and technological changes that may limit demand for our drugs; risks that our drugs may be precluded from commercialization by the proprietary rights of third parties; and additional risks set forth in the Company's filings with the Securities and Exchange Commission. These forward - looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward - looking statements.

Investment highlights

Commercial potential for lead program (ONC201)

- Global revenue potential of ~$750m in first indication
- Terminal disease with no effective therapeutic options
- High unaided awareness within neuro-oncology community
- H3 K27M glioma US patent in to 2037, plus potential patent term reinstatement

Probability of success of Phase 3 ACTION study of ONC201

- Ph 2 designed to isolate single agent activity in difficult treatment setting
- Durable responses associated with OS and other forms of clinical benefit
- Numerous independent and natural disease history studies support potential survival advantage
- Genetically selected patient population limits patient heterogeneity

Corporate capability and financial flexibility

- Leadership team has successfully executed large scale studies and approvals
- Strong balance sheet funds ACTION study, external funding leveraged to support pipeline
- Opportunity for continued non-dilutive capital adds flexibility
- Track record of objectivity in creating paths to capture value

3

Deep pipeline across all development stages

Collaborators | Preclinical | Phase 1 | Phase 2 | Registrational | Approved

ONC201

H3 K27M-mutant glioma (orphan drug,[1] fast track[2] and rare pediatric disease designations[3])

IITs- signal finding, multiple oncology indications/combinations

ONC206

Solid tumors — NIH National Institute of Health; Pacific Pediatric Neuro-Oncology Consortium

ONC212

IND-enabling studies — The University of Texas MD Anderson Cancer Center; Brown

CMX521

SARS-CoV-2 — READDI[4]

TEMBEXA® partnered with Emergent BioSolutions

Smallpox (orphan drug designation) — BARDA

Approved June 4, 2021

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1. Malignant glioma
2. Adult recurrent H3 K27M-mutant high-grade glioma
3. H3 K27M-mutant glioma
4. Rapidly Emerging Antiviral Drug Development Initiative

ONC201 Phase 2 Efficacy Analysis

H3 K27M-mutant diffuse glioma: high unmet need

- H3 K27M mutation is predominantly found among diffuse midline gliomas (DMGs) in young adults and children
- Frontline radiotherapy remains standard of care with transient benefit; resection often not feasible
- DMGs harboring the H3 K27M mutation are WHO Grade IV; historically invariably lethal
- Studies consistently indicate longer OS of ONC201-treated glioma patients relative to diverse external controls



K27M
G34V/R

Histone H3 Mutations in CNS Tumors[1]

External analysis reported at SNO 2022[2]



Frontline H3 K27M DMG
ONC201 (n=35): 26.3mo mOS
No ONC201 (n=274): 12mo mOS
P<0.0001
Overall survival (%)
Time from diagnosis (months)
Recurrent H3 K27M DMG
ONC201 (n=37): 16.2mo mOS
No ONC201 (n=99): 8.1mo mOS
P=0.05
Time from recurrence (months)

Company Sponsored Studies

	Natural Disease History: Recurrent H3 K27M and/or DMG[3] (n=43)	ONC201 Phase 2: Recurrent H3 K27M DMG (n=50)
Median OS,mo (95% CI)	5.1 (3.9-7.7)	13.7 (8-20.3)
OS @ 12mo (95% CI)	23.6% (11.7-37.9)	57% (41-70)
OS @ 24mo (95% CI)	11.1% (3.3-24.2)	35% (21-49)

[1] Lulla RR et al. Sci Adv. 2016;2(3):e1501354
[2] Sunjong Ji, B.S. et al, "Clinical efficacy and predictive biomarkers of ONC201 in H3 K27M-mutant diffuse midline glioma", Society of Neuro-oncology 2022
[3] The median OS was 5.1 months for the subset of patients with H3 K27M-mutant diffuse glioma excluding DIPG, CSF dissemination, spinal or leptomeningeal disease (N=12), OS at 12 mos was 25.0%, OS at 24 mos was 16.7%

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7 • ONC201 monotherapy exhibited durable, clinically meaningful efficacy in recurrent H3 K27M - mutant DMG - Overall Response Rate (ORR) of 30% (95% CI: 18 - 45%) by RANO HGG and/or LGG dual reader BICR - RANO - HGG criteria assessed by dual reader BICR • ORR 20% (95% CI: 10 – 34%) • Median Duration of Response (DOR) 11.2 months (95% CI: 3.8 – not reached) • Median time to response 8.3 months (range 1.9 – 15.9) • Disease control rate 40% (95% CI: 26 – 55%) • PFS at 6 months 35% (95% CI: 21 – 49%); PFS at 12 months 30% (95% CI: 17 – 44%) - RANO - LGG criteria assessed by dual reader BICR • ORR 26% (95% CI: 15 – 40%) - Overall survival • 12 months: 57% (95% CI:41 – 70%) • 24 months: 35% (95% CI: 21 – 49%) • Improvements observed in performance status and reduction in corticosteroid use • All SAEs considered not related to ONC201 by sponsor Phase 2 efficacy for ONC201 in recurrent H3 K27M DMG

8 Objective • To evaluate monotherapy efficacy of ONC201 in recurrent H3 K27M - mutant diffuse midline glioma Eligibility • Age ≥2yo and received ONC201 under studies ONC006, ONC013, ONC014, ONC016, or ONC018 • Diffuse glioma with a known H3 K27M mutation and involvement of a midline structure of the brain • Progressive and measurable disease on contrast - enhanced brain MRI by RANO - High Grade Glioma (HGG) criteria • Prior therapy with at least radiation • Washouts prior to first ONC201 dose: - Radiation: 90 days - Temozolomide: 23 days / Antibodies (e.g., bevacizumab): 42 days / Other anticancer therapies: 28 days • Baseline Performance Status ≥60 • Corticosteroids stable or decreasing for at least 3 days prior to baseline scan • Excluded: DIPG, primary spinal tumors, atypical and non - astrocytic hist., leptomeningeal spread, CSF dissemination FDA - aligned criteria for Phase 2 efficacy analysis to isolate ONC201 single agent activity

9 • Strict selection criteria to ensure responses attributable to single agent treatment • Responses require both imaging and clinical criteria • Dual reader blinded independent central review (BICR) • Growing consensus that assessment of enhancing and non - enhancing disease (RANO - HGG and RANO - LGG criteria) is needed for diffuse midline glioma ONC201 waterfall plot – 30% RANO HGG / LGG response RANO HGG (enhancing) • 20% response • 40% disease control RANO LGG (non - enhancing) • 26% response • 42% disease control ONC201 Ph 2 Efficacy Analysis by BICR in Recurrent H3 K27M - mutant Diffuse Midline Glioma

10 10 RANO - HGG responses observed across age groups Responses by age group: <18 years: 1/4 (25%) 18 - 40 years: 5/32 (16%) > 40 years: 4/14 (29%) RANO - HGG response of 8 - year - old subject suggests activity in this population ONC201 Ph 2 Efficacy Analysis by BICR in Recurrent H3 K27M - mutant Diffuse Midline Glioma

11 11 RANO HGG response correlation to performance status (PS) supports early - line trial Predictably, patients with higher PS were more likely to respond to treatment 100: 1/2 (50%) 90: 4/14 (29%) 80: 4/20 (20%) 70: 1/7 (14%) 60: 0/7 (0%) Supports hypothesis that treating earlier in disease course may enhance efficacy ONC201 Ph 2 Efficacy Analysis by BICR in Recurrent H3 K27M - mutant Diffuse Midline Glioma

12 Clinically meaningful and durable RANO - HGG responses SPD=sum of products of perpendicular diameters (target enhancing lesions per BICR) Only patients with measurable target enhancing lesions by BICR at baseline and with post - baseline evaluations are included. Three patients did not have on - treatment monotherapy MRIs available for BICR; one patient censored prior to first on - treatment M RI ; one patient did not have measurable target lesion. Duration of response, median (95% CI) 11.2 months (3.8 – not reached) Time to response, median (range) 8.3 months (1.9 – 15.9) ONC201 Ph 2 Efficacy Analysis by BICR in Recurrent H3 K27M - mutant Diffuse Midline Glioma

13 Treatment - related Adverse Events, Integrated Safety Data Set, (N=211 glioma patients) 1 Related TEAEs All grades Grade > 3 Any Treatment - related AE 55.5% 11.8% Fatigue 21.8% 2.8% Nausea 20.4% 0 Vomiting 14.2% 0.5% Headache 8.5% 0.5% Lymphocyte count decreased 6.6% 0.5% Decreased appetite 5.7% 0 White blood cell count decreased 4.7% 0.5% ALT increased 4.3% 0.5% Hypophosphataemia 4.3% 0 Neutrophil count decreased 3.8% 0.5% Anaemia 3.3% 0 Diarrhea 3.3% 0 ONC201 Safety 1. Reported in ONC201 Investigator Brochure 2. Preliminary results from ONC201 - 101, Part A Healthy Adult Study 2 Incidence of ONC201 - related Adverse Events Treatment - related Adverse Events in > 3% patients • Dose modifications and discontinuations were uncommon • Most common events were headache, fatigue, nausea and vomiting • Treatment - related AEs generally Grades 1 & 2 • Most common treatment - related event was fatigue 125 mg N=33 375 mg N=15 625 mg N=45 Any treatment - related AE 33.0% 20.0% 49.0% Grade 1 33.0% 20.0% 49.0% Grade 2 0 0 0 Grade 3 - 5 0 0 0

RANO responses correspond with survival & clinical benefit

- No patients who experienced a RANO-HGG response had died at 24 months[2]
- RANO response strongly associated with reduction in steroid use and improvement in performance status

ONC201 Ph 2 Efficacy Analysis by BICR in Recurrent H3 K27M-mutant DMG

	All patients	RANO HGG Responders	RANO HGG and/or LGG Responders
N	50	10	15
PFS at 12 months (number of patients censored)	30%[1]	90% (0)	67% (2)
OS at 24 months (number of patients censored)[2]	35%[1]	80% (2)	53% (5)
Corticosteroids response[3] (number of patients evaluable)	47% (15)	100% (4)	100% (5)
Performance status response[4] (number of patients evaluable)	21% (34)	60% (5)	67% (9)

1. Kaplan-Meier median Progression-Free Survival or Overall Survival
2. Censored patients include those who are lost to follow-up or have withdrawn prior to the time point, as well as those who have not yet reached the time point. These patients are counted in the denominator but not counted as survivors (i.e., imputed as failure)
3. Corticosteroid response: ≥50% reduction in average daily corticosteroid dose compared to baseline with stable or improved KPS/LPS. Must be confirmed at next analysis timepoint. Corticosteroids converted into a dexamethasone equivalent dose. Baseline ≥4mg dexamethasone at baseline were evaluable.
4. Performance status response: increase in KPS/LPS compared to baseline with stable or reduced corticosteroid use. Must be confirmed at next analysis timepoint. Baseline KPS/LPS ≤80 were evaluable.

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15 Experimental Agent Ph2 Design Biomarker Response criteria Confounded by anti - angiogenic pseudo response ORR Duration of response 6 month PFS Approved? ONC201 – Ph2 rDMG Single agent H3 K27M RANO BICR No 20 - 30% 11.2 35% To be determined Temozolomide Single agent - Levin No 5% ? 21% Yes (OS) Bevacizumab Various - Various Yes 20 - 70% 4 - 6 18 - 50% Yes (AA per ORR, PFS) Cediranib Single agent - MacDonald Yes 27% ? 26% No Rindopepimut Combo+ TMZ EGFRv3 RANO Yes 30% 7.8 28% No Depatuxizumab mafodotin Single agent - RANO No 7% 6.7 29% No Enzastaurin Combo + Avastin - RANO Yes 22% ? 21% No Strong rationale for phase 3 success relative to recent GBM trials Positive Neutral Negative Characteristics r WKA Yung, et al, British Journal Cancer, Aug 8, 2000; Teri Kreisl , et all, Journal Clinical Onocoloy,2009, Feb 10;27(5);740 - 5; Tracy Batchelor, et. all, Journal of Clinical Oncology, vol28, issue 17, Jun 10, 2010; David Reardon, et al, Clin Cancer Research Apr 2020; 26(7)1586 - 1594; Martin va n den Bent, et al, Cancer Chemo & Pharma, 26 Oct 2017 80, 1209 - 1217; Yazmin Odia, et al, Journal Neuro - Oncology 127, 127 - 125 (2016)

Multiple unique aspects to ONC201 data support translation to phase 3 success

- ✓ Used most robust assessment of response (RANO vs RECIST or McDonald or Levine)
- ✓ Response consistency across distinct imaging assessments (RANO-HGG and RANO-LGG)
- ✓ Isolation of single agent activity (progression declared, prior therapy washout)
- ✓ Responses: gradual, durable, multi-focal
- ✓ Consistency across clinical endpoints (steroid use, performance status, survival)
- ✓ Multiple separate analyses suggest longer survival of patients who received ONC201
- ✓ Outcomes should be improved in earlier treatment setting (performance status, tumor volume)
- ✓ Lack of active alternatives
- ✓ Stability and homogeneity of biomarker
- ✓ Definitive single agent activity in mechanistically-related second relapsed cancer indication

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ONC201 Phase 3 ACTION Study Summary

Pivotal Phase 3 ACTION trial design

Now enrolling, a randomized, double-blind, placebo-controlled, multicenter international study in 450 newly diagnosed diffuse glioma patients whose tumor harbors an H3 K27M-mutation.

Key Patient Inclusion

- H3 K27M-mutant diffuse glioma[1]
- Radiation therapy recently completed
- KPS > 70 at time of randomization
- Stable steroid dose
- No prior bevacizumab
- No temozolomide within three weeks

Treatment

SOC following radiation is to monitor

- ONC201 twice weekly (625mg ONC201 day 1 + day 2)
- ONC201 weekly (625mg ONC201 day 1 + placebo day 2)
- Placebo (Placebo day 1 + placebo day 2)

Endpoints

- Primary: Overall Survival
- PFS (alpha-allocated)
- Secondary: steroid response, performance status, QoL, neurologic function

1. Excludes DIPG and spinal tumors

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Design provides multiple paths for success

Endpoints expected in early 2025 and final data in 2026

Independent comparisons for each ONC201 arm versus control will be made at each timepoint.

First OS[1] Interim
- ~164 events
- Success at HR[3]=0.52

PFS by RANO HGG[2]
- ~286 events
- Success at HR=0.68

Second OS Interim
- ~246 events
- Success at HR=0.64

Final OS
- ~327 events
- Success at HR=0.73

Powering assumptions 0.65 expected HR for OS and 0.60 expected HR for PFS

1. Overall Survival (OS)
2. Progression-free survival (PFS). PFS may provide valuable confirmatory data for regulatory discussions.
3. Hazard Ratio

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20 20 Potential to increase ONC201 efficacy with dose schedule • Once per week ONC201 dosing effective as monotherapy in Phase 2 studies • Twice per week dosing on two consecutive days expected to increase duration of therapeutic exposure - Increased exposure time can increase glioma sensitivity to ONC201 in vitro - Generally well tolerated in Phase 1 without dose limiting toxicity or AEs leading to dose modification • Phase 3 ACTION study will evaluate once per week and twice per week dosing schedules at 625mg (or body weight equivalent) 24 hours 48+ hours Incubation Time

ONC201 Market Opportunity Assessment

22 • Potential market opportunity up to ~$750 million • U.S. annual incidence of ~2,000 • Patent protection for lead indication into 2037 - potential U.S. patent term extension (up to five years) • Market research - Nearly all midline glioma patients tested for H3 K27M - mutation - ~20% ORR and/or clinically relevant durability deemed clinically meaningful - ONC201 use expected in >80% of H3 K27M - mutant glioma patients based on current profile • ONC201 most advanced program targeting H3 K27M - mutant glioma, no other approved agents • Low barriers to adoption - High unaided awareness of ONC201 among neuro - oncologists - KOL interest in exploring new front - line therapies (enrollment criteria in ACTION trial) - H3 K27M - mutant already on commercial and site - specific NGS panels, oral dosing, safety profile - Longer - term, potentially combinable with other glioma therapies • H3 K27M mutations are most often in children and young adults, expecting little to no exposure to Medicare H3 K27M - mutant glioma: market dynamics and opportunity

23 • Single agent responses in Ph 2 neuroendocrine trial of ONC201 observed in subset (paraganglioma) • Paraganglioma are adrenal - related tumors with elevated DRD2 expression • Five patients have been treated > 1 year • Fewer short - term and potential long - term toxicities than other paraganglioma therapies ONC201 interim efficacy results in dopamine - secreting tumors outside the brain 1. ASCO oral presentation June 2021 -75 -50 -25 0 25 50 75 Best change in tumor burden from baseline (%) 50% ORR in paraganglioma PD Ph 2 Study of ONC201 in Neuroendocrine Tumors in investigator - reported data from ongoing clinical trial NCT # (NT03034200)

ONC201 directly engages DRD2 and ClpP

ONC201 upregulates integrated stress response, inactivates Akt/ERK, selectively inducing tumor cell death



Cytoplasm
DRD2
ONC201
Extracellular space
ClpP
OXPHOS proteins
Integrated stress response
ATF4
CHOP
ERK
AKT
Ras signaling pathways
Mitochondria
↑ Cell death pathways
↓ Cell survival signals
Dead cancer cell
Selective Killing of Cancer Cells

- ONC201 can selectively induce apoptosis in cancer cells by altering activity of two proteins
- DRD2 antagonism
  - DRD2 is a G protein-coupled neuroreceptor that regulates Ras signaling
  - ONC201 antagonizes DRD2, inhibiting Ras signaling pathways
- ClpP agonism
  - ClpP normally degrades misfolded proteins in mitochondria
  - ONC201 modifies ClpP conformation, promoting excess degradation of specific mitochondrial proteins important for cancer cell viability

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ClpP=caseinolytic protease P; DRD2=Dopamine receptor D2; ATF4=activating transcription factor 4; CHOP=C/EBP-homologous protein; ERK=extracellular-regulated kinase; AKT=protein kinase B

H3 K27M glioma cell lines exhibit enhanced sensitivity to ONC201

Lysine to methionine ("K-to-M") histone H3 mutation reduces H3 K27 methylation


H2A
H2B
H3
H4
27
PRC2
K27
K27me3
K27M

K27M-mutants bind PRC2 which normally methylates H3 K27 via EZH1/2; binding/tethering PRC2 prevents methylation of even nonmutant H3 K27

H3 K27M elevates DRD2 expression


DRD2 Expression (Normalized)
300
200
100
0
K27M GBM
WT GBM
G34 GBM


H3 K27M Grade IV DMG
H3 WT Grade IV DMG

18F-DOPA PET

Midline tumors occur in dopamine-rich regions of the brain

High sensitivity to ONC201


IC50 (nM)
4000
3000
2000
1000
0
K27M GBM
WT GBM
G34 GBM

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Lowe et al., Cancers, 2019; Chi et al., Society of Neuro-Oncology, 2017; Kawakibi et al, Society of Neuro-Oncology, 2019; Koschmann et al., Pediatric Society of Neuro-Oncology 2019; Prabhu et al, Clinical Cancer Research, 2018; Ishizawa et al, Cancer Cell, 2019; Prabhu et al., Society of Neuro-Oncology, 2019, Piccardo et al., Eur J. Nucl Med Mol Imaging, 2019

ONC206 and ONC212

27 • Focus in current clinical trials on recurrent central nervous system (CNS) cancers • Efficacy in preclinical models of central nervous system and other tumors • Enrolling 2 dose escalation clinical trials for adult and pediatric CNS tumor patients ONC206: potentially differentiated DRD2 antagonist + ClpP agonist ONC206 Efficacy in Tumor Xenografts 1 1. Wen Hu et al, August 27, 2020; Cancers

28 ONC212: GPR132 + ClpP Agonist • Distinct molecular target (GPR132) and efficacy profile relative to ONC201/ONC206 • Efficacy in preclinical models of advanced cancers • GLP - tox studies ongoing to potentially advance to IND • Partnerships established for early - stage clinical trials with Brown University and MD Anderson Cancer Center Pancreatic cancer model shows the potential of ONC212 1 1. Lev et al, Oncotarget 2017 Vehicle ONC201 ONC212

Legacy antiviral library - CMX521

CMX-521: anti-SARS-CoV-2 preclinical activity

- Ribonucleoside analog that is a viral polymerase inhibitor
  - Inhaled nebulized liquid aerosol formulation; minimal systemic exposure
- Monotherapy efficacy in mouse-adapted SARS-CoV-2-MA10 model across multiple endpoints
  - Lung viral titer
  - Viral RNA parallel viral lung titer (plaque forming unit)
  - Clinical scoring (animal health)
  - Lung pathology
  - Animal weight loss

Viral Lung Titer

Replicating SARS-COV-2-MA10[1]


Not significant
<0.0001
<0.0001
<0.0001
<0.0001
pfu / lung tissue
10⁷
10⁶
10⁵
10⁴
10³
10²
10¹
10⁰
10⁻¹
Vehicle
-8 HPI Treatment
0 HPI Treatment
+ 8 HPI Treatment
+16 HPI Treatment
+24 HPI Treatment

Treatment initiation

Hours post-infection (HPI)

$2 million grant to fund prodrug formulations that could enable oral administration with improved lung delivery

1. Replicates lung pathology of human infection 4-days post-infection. One day in mouse is 5-7 days in humans (adjusted disease course).

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Corporate Update

32 32 TEMBEXA ® deal term summary Emergent experienced biodefense company collaborating with government agencies to protect public health. Terms summary : $238 million upfront at closing Up to an additional $124 million in potential BARDA procurement milestones 20% royalty on future U.S. gross profit with volumes above 1.7 million courses of therapy 15% royalty of all international gross profit Up to an additional $12.5 million in development milestones

Financial strength to achieve our objectives

~$285 million	$0	88.0 million
Cash balance at September 30,2022 inclusive of TEMBEXA proceeds	No debt outstanding or milestone payments until potential ONC201 approval	Shares outstanding at September 30, 2022

Dollars (millions)	Nine Months Ended Sept 30, 2022
Operating R&D (cash)	$(44.7)
Operating G&A (cash)	(12.5)
Op Ex (cash)	$(57.2)

First-Line (1L) H3 K27M-mutant diffuse glioma – The ACTION Study

- ✓ *Trial initiated November 2022*
- ✓ *Interim OS data expected early 2025*
- ✓ *Full OS data expected 2026*

Pipeline beyond ONC201

- ✓ *ONC206 dose exploration efficacy signal(s)*
- ✓ *Pre-clinical programs potential advance to clinic or partner opportunities (ONC212, CMX521)*
- ✓ *Robust business development search and evaluation process*

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Chimerix Corporate Presentation